Offerings - Offering: 1	Sep. 13, 2024 USD ($)
Offering:
Fee Previously Paid	false
Rule 457(r)	true
Security Type	Debt
Security Class Title	4.542%Fixed Rate/ FloatingRate Notesdue 2030
Amount Registered	3,000,000,000
Proposed Maximum Offering Price per Unit	1
Maximum Aggregate Offering Price	$ 3,000,000,000
Fee Rate	0.01476%
Amount of Registration Fee	$ 442,800